                                                                    EXHIBIT 10.8

                                    FORM OF
                            FIRST SAVINGS BANK, SLA
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I.................................................................   1
     PURPOSE OF THE PLAN..................................................   1

ARTICLE II................................................................   1
     DEFINITIONS..........................................................   1
          2.1  Bank.......................................................   2
               ----
          2.2  Board of Directors.........................................   2
               ------------------
          2.3  Change in Control..........................................   2
               -----------------
          2.4  Code.......................................................   2
               ----
          2.5  Committee..................................................   2
               ---------
          2.6  Company....................................................   3
               -------
          2.7  Company Stock..............................................   3
               -------------
          2.8  Eligible Employee..........................................   3
               -----------------
          2.9  Employee...................................................   3
               --------
          2.10 ERISA......................................................   3
               -----
          2.11 ESOP.......................................................   3
               ----
          2.12 401(k) Plan................................................   3
               -----------
          2.13 Nonqualified Plan..........................................   3
               -----------------
          2.14 Participant................................................   3
               -----------
          2.15 SERP Benefit...............................................   3
               ------------
          2.16 SERP.......................................................   3
               ----
          2.17 Termination for Cause......................................   3
               ---------------------
          2.18 Termination of Service.....................................   3
               ----------------------

ARTICLE III...............................................................   4
     PARTICIPATION........................................................   4
          3.1  Eligibility for Participation..............................   4
               -----------------------------
          3.2  Commencement of Participation..............................   4
               -----------------------------
          3.3  Vesting....................................................   4
               -------
          3.4  Termination of Participation...............................   5
               ----------------------------

ARTICLE IV................................................................   5
     BENEFITS TO PARTICIPANTS.............................................   5
          4.1  SERP Benefits..............................................   5
               -------------
          4.2  Form of Benefits...........................................   6
               ----------------

ARTICLE V.................................................................   6
     ADMINISTRATION.......................................................   6
          5.1  The Committee..............................................   6
               -------------
          5.2  Duties of the Committee....................................   6
               -----------------------
          5.3  Liability of the Committee.................................   7
               --------------------------

          5.4  Expenses..................................................    8
               --------

ARTICLE VI...............................................................    8
     AMENDMENT AND TERMINATION...........................................    8
          6.1  Amendment and Termination.................................    8
               -------------------------

ARTICLE VII..............................................................    8
     MISCELLANEOUS PROVISIONS............................................    8
          7.1  No Right to Continual Employment..........................    8
               --------------------------------
          7.2  Non-Alienation of Benefits................................    9
               --------------------------
          7.3  Payment if Participant is Incompetent.....................    9
               -------------------------------------
          7.4  Termination for Cause.....................................    9
               ---------------------
          7.5  The Bank Sole Source of Benefits..........................    9
               --------------------------------
          7.6  Lost Participants.........................................    9
               -----------------
          7.7  Withholding...............................................   10
               -----------
          7.8  Governing Law.............................................   10
               -------------
          7.9  Operation as Unfunded Nonqualified Plan...................   10
               ---------------------------------------


                                     (iv)

                                    FORM OF
                            FIRST SAVINGS BANK, SLA
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II

                           EFFECTIVE _________, ____

     WHEREAS, the Board of Directors of First Savings Bank, SLA ("Bank") has adopted the Incentive Savings Plan for Employees of First Savings Bank, SLA ("401(k) Plan") and the First Savings Bank, SLA Employee Stock Ownership Plan ("ESOP") to provide benefits to the employees of the Bank; and

     WHEREAS, the Internal Revenue Code of 1986, as amended (the "Code") imposes limitations on the amounts that may be contributed by Participants to the 401(k) Plan, the amount of contributions that may be made to the 401(k) Plan and the ESOP by the Bank on behalf of participants, and limits the amounts of compensation which may be considered in determining benefits under both of these plans; and

     WHEREAS, the Board of Directors of the Bank desires to implement a plan to provide certain employees with benefits to replace benefits to which they would be entitled under the 401(k) Plan and the ESOP but for the application of the limitations imposed by the Code;

     THEREFORE, by resolution of the Board of Directors, the Supplemental Executive Retirement Plan II ("SERP") has been adopted.


                                   ARTICLE I
                                   ---------
                              PURPOSE OF THE PLAN

     The purpose of the SERP is to provide certain key management employees of the Bank with deferred benefits to which they would otherwise be entitled under the terms of the 401(k) Plan and the ESOP, but for limitations on benefits and includible compensation imposed by the Code. This plan is intended to benefit only a select group of highly compensated employees. The benefits under this SERP will be paid out of the Bank's general assets exclusively.

                                  ARTICLE II
                                  ----------
                                  DEFINITIONS

     The following definitions shall apply for the purposes of this SERP unless a different meaning is clearly indicated by the context.

     2.1  Bank means First Savings Bank, SLA, and its successors or assigns.
          ----

     2.2  Board of Directors   means the Board of Directors of the Bank, as duly
          ------------------
constituted from time to time.

     2.3  Change in Control of the Company or the Bank means an event of a
          -----------------
nature that: (i) would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, or the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities except for any voting securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any voting securities purchased by any employee benefit plan of the Bank, or
(B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement is distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

     2.4  Code means the Internal Revenue Code of 1986, as amended.
          ----

     2.5  Committee means the administrative committee appointed by the Board to
          ---------
administer the SERP pursuant to the terms of Article V hereof.

     2.6   Company means First Source Bancorp, Inc., the holding company of the
           -------
Bank.

     2.7   Company Stock means the common stock of the Company.
           -------------

     2.8   Eligible Employee means an Employee who is eligible for participation
           -----------------
in the SERP pursuant to the provisions of Article III hereof.

     2.9   Employee means any person, including an officer, who is employed by
           --------
the Bank.

     2.10  ERISA means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

     2.11  ESOP means the First Savings Bank, SLA Employee Stock Ownership Plan.
           ----

     2.12  401(k) Plan means the Incentive Savings Plan for Employees of First
           -----------
Savings Bank, SLA, as the same may be amended from time to time (including corresponding provisions of any successor qualified 401(k) plan adopted by the
Bank).

     2.13  Nonqualified Plan means a plan of deferred compensation which does
           -----------------
not meet the requirements of Section 401(a) of the Code.

     2.14  Participant means any person who participates in the SERP in
           -----------
accordance with its terms.

     2.15  SERP Benefit means the benefit payable to a Participant pursuant to
           ------------
the terms of the SERP.

     2.16  SERP means this First Savings Bank, SLA Supplemental Executive
           ----
Retirement Plan II, as set forth herein, and as amended from time to time.

     2.17  Termination for Cause means termination of employment because of
           ---------------------
the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses). The basis for any Employee's Termination for Cause shall be determined by the Board of Directors in its sole discretion.

     2.18  Termination of Service means an Employee's separation from the
           ----------------------
service of the Bank, whether by resignation, discharge, death, disability, retirement or otherwise.

                                  ARTICLE III
                                  -----------
                                 PARTICIPATION

     3.1   Eligibility for Participation.
           -----------------------------

     Only Eligible Employees may be or become Participants. An Employee shall become an Eligible Employee for SERP Benefits if:

           (a)  He is a participant in the ESOP, or

           (b)  He is a participant in the 401(k) Plan; and

           (b) The Board of Directors, in its sole discretion, designates him as an Eligible Employee.

     3.2   Commencement of Participation.
           -----------------------------

     An Eligible Employee shall become a Participant in the SERP on the date determined by the Board. However, in no event will an Employee become a Participant prior to [date].

     3.3   Vesting.
           -------

     A Participant shall vest in his SERP Benefit according to the following schedule:

   Anniversary of SERP Participation                   Vested Percentage
-----------------------------------------     ----------------------------------

                  1st                                        20%


                  2nd                                        40%


                  3rd                                        60%


                  4th                                        80%


                  5th                                       100%

Notwithstanding the preceding, a Participant shall vest immediately in his SERP Benefit upon the occurrence of a Change in Control of the Bank or the Company.

     3.4   Termination of Participation.
           ----------------------------

     A Participant's participation in the SERP shall cease on the earlier of

           (a)  the date of the Participant's Termination of Service, or

           (b) the date on which the Participant ceases to be an Eligible Employee.

                                  ARTICLE IV
                                  ----------
                           BENEFITS TO PARTICIPANTS

     4.1   SERP Benefits.
           -------------

           (a)  An individual who satisfies the eligibility requirements of
Section 3.1 and becomes a Participant pursuant to Section 3.2 shall be entitled to an unfunded, unsecured promise from the Bank to receive a SERP Benefit upon Termination of Service as a result of his attainment of "Normal Retirement Age" or satisfaction of the requirements for an "Early Retirement Benefit" (as those terms are defined in the ESOP) under the terms of ESOP.

           (b) The SERP Benefit shall be determined by combining together the ESOP SERP Benefit and the 401(k) SERP Benefit.

                (i)  The ESOP SERP Benefit shall be determined by:

                     (A) projecting the total number of shares of Company Stock that would have been allocated to the Participant's account under the ESOP had the Participant continued in the employ of the Bank, measured from the date the Participant was first eligible to participate in the ESOP until the ESOP loan would have been repaid in full and the final allocation of shares of Company Stock acquired with the ESOP loan would have been made; and then

                     (B) reducing the number of shares projected in (i), above, by the actual number of shares of Company Stock allocated to the Participant's account under the terms of the ESOP as of the last day of the final Plan Year in which the Participant was an "Active Participant" (as defined in the ESOP) in the ESOP; and then

                     (C) multiplying the number of shares of Company Stock determined after application of (ii), above, by the average fair market value of the Company Stock for the five-year period immediately preceding the Participant's Termination of Service (or the number of years the Participant has participated in the SERP if such number is fewer than five).

                (ii) The 401(k) SERP Benefit is determined by the amount of annual deferrals of compensation made by the Participant in an amount equal to the difference between:

                     (A) The maximum amount the Participant would be permitted to contribute to the 401(k) Plan for the given year but for the limitations of Section 401(m), 401(a)(17), 415, or any other section of the Code, and

                     (B)  deferrals made to the 401(k) Plan.

The projection of shares required by (i)(A), above, shall be performed by a public accountant based on assumptions which the Board of Directors has approved as reasonable at the time the calculation for the SERP Benefit is performed.

     4.2   Form of Benefits.
           ----------------

           (a) SERP Benefits shall be payable in a lump sum payment as soon as practicable after the Participant's Termination of Service. However, the Committee reserves the right to make payments in a series of periodic payments.

           (b) SERP Benefits, at the discretion of the Committee, shall be paid in cash, Company Stock or some combination thereof.


                                   ARTICLE V
                                   ---------
                                ADMINISTRATION

     5.1   The Committee.
           -------------

     Except for the functions reserved to the Bank or the Board of Directors, the administration of the SERP shall be the responsibility of the Committee.
The Committee shall consist of three (3) or more persons designated by the Board of Directors. Members of the Committee shall serve for such terms as the Board of Directors shall determine and until their successors are designated and qualified. Any member of the Committee may resign upon at least sixty (60) days written notice to the Board, or may be removed from office by the Board of Directors for failure or inability to carry out his responsibilities in an effective manner.

     5.2   Duties of the Committee.
           -----------------------

     The Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to carry out the purpose of the SERP.
The determination of the Committee as to any question involving the general administration and interpretation of the SERP shall be final, conclusive and binding. Any discretionary actions to be taken under the SERP by the Committee shall be uniform in their nature and applicable to all persons similarly situated. Without limiting the generality of the foregoing, the Committee shall have the following powers and duties:

           (a) the duty to furnish to all Participants, upon request, copies of the SERP and to require any person to furnish such information as it may request for the purpose of the proper administration of the SERP as a condition to receiving any benefits under the SERP;

           (b) the duty to make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the SERP;

           (c) the duty to interpret the SERP, and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive;

           (d) the duty to decide on questions concerning the SERP in accordance with the provisions of the SERP;

           (e) the duty to determine the amount of benefits which shall be payable to any person in accordance with the provisions of the SERP and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part;

           (f) the power to designate a person who may or may not be a member of the Committee as SERP "Administrator." If the Committee does not so designate an Administrator, the Bank shall be the SERP Administrator;

           (g) the power to allocate any such powers and duties to or among individual members of the Committee; and

           (h) the power to designate persons other than Committee members to carry out any duty or power which would otherwise be a responsibility of the Committee or Administrator, under the terms of the SERP.

     5.3   Liability of the Committee.
           --------------------------

     To the extent permitted by law, the Committee and any person to whom it may delegate any duty or power in connection with administering the SERP, the Bank, any Employer, and the officers and directors thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, any actuary, counsel, accountant, other specialist, or other person selected by the Committee, or in reliance upon any tables, valuations, certificates, opinions or reports which shall be furnished by any of them. Further, to the extent permitted by law, no member of the Committee, nor the Bank, any Employer, nor the officers or directors thereof, shall be liable for any neglect, omission or wrongdoing of any other members of the Committee, agent, officer or employee of the Bank or any Employer. Any person claiming benefits under the SERP shall look solely to the Bank for redress.

     5.4   Expenses.
           --------

     All expenses incurred prior to the termination of the SERP that shall arise in connection with the administration of the SERP (including, but not limited to administrative expenses, proper charges and disbursements, compensation and other expenses and charges of any actuary, counsel, accountant, specialist, or other person who shall be retained or employed by the Committee in connection with the administration of the SERP), shall be paid by the Bank.

                                  ARTICLE VI
                                  ----------
                           AMENDMENT AND TERMINATION

     6.1   Amendment and Termination.
           -------------------------

     The Board of Directors shall have the power to suspend or terminate the SERP in whole or in part at any time, and from time to time to extend, modify, amend or revise the SERP in such respects as the Board of Directors, by resolution, may deem advisable; provided, however, that no such extension, modification, amendment, revision, or termination shall deprive a Participant or any beneficiary of any benefit payable under the SERP at the time of such extension, modification, amendment, revision, or termination.

                                  ARTICLE VII
                                  -----------
                           MISCELLANEOUS PROVISIONS

     7.1   No Right to Continual Employment.
           --------------------------------

     The SERP shall not be deemed to constitute a contract of employment between the Bank and any Employee or other person, whether or not in the employ of the Bank, nor shall anything herein contained be deemed to give any Employee or other person, whether or not in the employ of the Bank, any right to be retained in the employ of the Bank, or to interfere with the right of the Bank to discharge any Employee at any time and to treat such Employee without any regard to the effect which such treatment might have upon such Employee as a Participant of the SERP.

     7.2   Non-Alienation of Benefits.
           --------------------------

     Except as may otherwise be required by law, no distribution or payment under the SERP to any Participant or beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant or beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its sole discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment, or any part thereof, to or for the benefit of such Participant or beneficiary, in such manner as the Committee shall direct.

     7.3   Payment if Participant is Incompetent.
           -------------------------------------

     If the Bank determines that any person entitled to payments under the SERP is incompetent by reason of physical or mental disability, it may cause all payments thereafter becoming due to such person to be made to any other person for the benefit of the incompetent person, without responsibility to follow application of amounts so paid. Payments made pursuant to this provision shall completely discharge the SERP, the Bank and the Committee.

     7.4   Termination for Cause.
           ---------------------

     If any Participant entitled to payments under the SERP separates from service as a result of Termination for Cause, the Bank may cause all payments thereafter becoming due to such Participant to be forfeited under the SERP.

     7.5   The Bank Sole Source of Benefits.
           --------------------------------

     The Bank shall be the sole source of benefits under the SERP, and each Employee, Participant, beneficiary, or any other person who shall claim the right to any payment or benefit under the SERP shall be entitled to look solely to the Bank for payment of benefits.

     7.6   Lost Participants.
           -----------------

     If the Bank is unable to make payment to any Participant, beneficiary, or any other person to whom a payment is due under the SERP, because it cannot ascertain the identity or whereabouts of such Participant, beneficiary, or other person after reasonable efforts have been made to identify or locate such person (including a notice of the payment so due mailed to the last known address of such Participant, beneficiary, or other person shown on the records of the
Bank), such payment and all subsequent payments otherwise due to such Participant, beneficiary or other person shall be forfeited twenty-four (24) months after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated, retroactively, no later than sixty (60) days after the date on which the Participant, beneficiary, or other person is identified or located.

     7.7   Withholding.
           -----------

     If upon the payment of any benefits under the SERP, the Bank shall be required to withhold any amounts with respect to such payment by reason of any federal, state or local tax laws, rules or regulations, then the Bank shall be entitled to deduct and withhold such amounts from any such payments. In any event, such person shall make available to the Bank, promptly when requested by the Bank, sufficient funds or other property to meet the requirements of such withholding. Furthermore, the Bank shall be entitled to take and authorize such steps as it may deem advisable in order to have the amounts required to be withheld made available to the Bank out of any funds or property due to become due to such person, whether under the SERP or otherwise.

     7.8   Governing Law.
           -------------

     The provisions of the SERP shall be construed, administered and governed under applicable federal laws and the laws of the State of New Jersey.

     7.9   Operation as Unfunded Nonqualified Plan.
           ---------------------------------------

     The SERP is intended to be an unfunded, Nonqualified Plan maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" as that phrase is used for purposes of Sections 201, 301 and 401 of ERISA. The SERP is not intended to comply with the requirements of section 401(a) of the Code. The SERP shall be administered and construed so as to effectuate this intent.


     First Savings Bank, SLA has adopted this SERP, to be executed by a designee of the Board and duly attested, on this the ___________ day of _______, 199__.



ATTEST:                                 FIRST SAVINGS BANK, SLA

___________________________             By____________________________